November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE PROSPECTUS OF

Morgan Stanley Allocator Fund, dated April 30, 2004
Morgan Stanley American Opportunities Fund, dated March 18, 2004
Morgan Stanley Balanced Growth Fund, dated March 30, 2004
Morgan Stanley Balanced Income Fund, dated March 30, 2004
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated February 27, 2004
Morgan Stanley Capital Opportunities Trust, dated February 27, 2004
Morgan Stanley Convertible Securities Trust, dated November 28, 2003
Morgan Stanley Developing Growth Securities Trust, dated November 28, 2003
Morgan Stanley Dividend Growth Securities Inc., dated April 30, 2004
Morgan Stanley European Growth Fund Inc., dated December 30, 2003
Morgan Stanley Federal Securities Trust, dated December 30, 2003
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2003
Morgan Stanley Fundamental Value Fund, dated November 28, 2003
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated April 30, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley Income Builder Fund, dated November 28, 2003
Morgan Stanley Information Fund, dated May 28, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated February 27, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated February 27, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated April 30, 2004
Morgan Stanley New York Tax-Free Income Fund, dated February 27, 2004
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2003
Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated February 27, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2004
Morgan Stanley Utilities Fund, dated March 18, 2004
Morgan Stanley Value Fund, dated November 28, 2003
(the "Funds")

Effective November 1, 2004, the Board of Trustees/Directors of the Funds approved amending and restating the existing investment management agreement for each Fund ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Funds' Investment Manager ("MSIA"), will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to each Fund by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by each Fund with the Administrator. Such change has resulted in a .08% reduction in the advisory fee concurrent with the implementation of a .08% administration fee pursuant to the new administration agreement.

Although the entities providing administration services to the Funds have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by any Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by any Fund.

All references in the Prospectus to the "Investment Manager" are changed to "Investment Adviser."

Additionally, the following category of eligible investors is hereby added in each Fund's prospectus in the section titled "Share Class Arrangements—Class D Shares."

  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees

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Effective December 1, 2004, each Prospectus is further supplemented as follows:

(1) The section entitled "Fees and Expenses" hereby is amended by replacing footnote (2) to the Shareholder Fees table with the following:

(2) Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(2) The section entitled "Share Class Arrangements" hereby is amended by reflecting in the Sales Charge and Annual 12b-1 fee chart that Class A shares sold without an initial sales charge are generally subject to a 1.00% CDSC during the first eighteen months.

(3) The section entitled "Share Class Arrangements—Class A Shares" hereby is amended by replacing the third sentence as follows:

Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase.

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Effective May 1, 2005, the first paragraph in each Fund's prospectus in the section titled "Share Class Arrangements—Class B Shares—Conversion Feature" is hereby deleted and replaced with the following paragraph:

Conversion Feature.    After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997 (or acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997), however, will convert to Class A shares in May 2005.)

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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